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                                                                    EXHIBIT 10.3



                           OVERHEAD SHARING AGREEMENT


         THIS OVERHEAD SHARING AGREEMENT ("Agreement") is made and effective as of the __ day of _____ 2002, by and between Windrose Medical Properties, L.P., a Virginia limited partnership (the "REIT"), and Klipsch Audio, Inc., a __________ corporation ("KAI").

                                    RECITALS

         WHEREAS, KAI wishes to provide to the REIT and the REIT wishes to obtain from KAI certain office facilities and administrative services as herein described.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, it is hereby agreed as follows:

         1.       OFFICE FACILITIES AND ADMINISTRATIVE SERVICES.

                  (a) On the terms set forth herein, KAI agrees to make available to the REIT (i) office space and related storage and common area space at KAI's offices located at 3502 Woodview Trace, Indianapolis, Indiana including the space currently utilized by Fred S. Klipsch and Frederick L. Farrar; (ii) office equipment and services, including record retention and photocopy facilities, and telephone, facsimile and computer equipment; (iii) other administrative services, including receptionist, secretarial support, mailroom and other office support, and (iv) such other administrative services as the REIT may reasonably request (the foregoing being collectively referred to as the "Administrative Services").

                  (b) In exchange for KAI providing the Administrative Services to the REIT, the REIT agrees to pay KAI a monthly fee of $17,500.

         2. TERM. The term of this Agreement shall continue for a term of one year from the date hereof and thereafter until terminated by either party upon 30 days' prior written notice to the other party. In addition, either party may terminate this Agreement immediately upon written notice to the other party if such other party fails to comply with the obligations imposed upon it hereunder.

         3. NOTICES. All notices, demands, waivers, and other communications required or permitted by this Agreement shall in each case be in writing (whether or not a writing is expressly required hereby), and shall be deemed to have been given if and when personally delivered or sent by certified mail, return receipt requested, postage prepaid, or by facsimile to the address described in Section 1(a) or to such other address as a party may hereafter designate for itself by notice to the other party.

         4. ASSIGNMENT. Each party agrees that it shall not assign, mortgage, transfer, pledge, or encumber its interest in this Agreement, in whole or in part, without first obtaining the prior written consent of the other party, which consent may be withheld in the other


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party's sole and absolute discretion. Any attempted sale, pledge, assignment, sub-license, or other transfer in violation hereof shall be void and of no force or effect. Each and all of the provisions of this Agreement shall be binding upon and inure to the legal successor-in-interest and permitted assigns (in accordance with this paragraph) of the parties hereto.

         5.       MISCELLANEOUS.

                  (a) This Agreement shall be governed by the laws of the State of Indiana, excluding its choice of law principles.

                  (b) The provisions herein constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, oral or written, and all other communications relating to the subject matter hereof. There are no promises, covenants, or undertakings other than those expressly set forth in this Agreement.

                  (c) If any provision of this Agreement is held to be unenforceable, this Agreement shall be construed without such provision.

                  (d) The waiver of a party of a right hereunder must be in writing and signed by the party holding the right. The failure by a party to exercise any right hereunder shall not operate as a waiver of such party's right to exercise such right or any other right in the future.

                  (e) This Agreement may be amended only by a written document executed by a duly authorized representative of each of the parties. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute but one and the same instrument.


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                  IN WITNESS WHEREOF, each of the REIT and KAI has caused this
Agreement to be executed by its duly authorized officer or representative as of the date first set forth above.

                                   WINDROSE MEDICAL PROPERTIES, L.P.

                                   By:  Windrose Medical Properties Trust,
                                            general partner



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   KLIPSCH AUDIO, INC.


                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------


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